UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2026

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Ste. 1100	Stamford	Connecticut	06901
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 905-2410
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange

0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
2.750% Notes due 2029	PM29D	New York Stock Exchange
3.750% Notes due 2031	PM31B	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.250% Notes due 2032	PM32	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 6, 2026, Philip Morris International Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”). On the record date of March 13, 2026, there were 1,558,530,268 shares of common stock issued and outstanding. At the Annual Meeting a quorum of 1,262,402,035 shares of common stock was represented in person or by proxy. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Brant Bonin Bough	1,101,901,996	4,199,493	996,228	155,304,318
André Calantzopoulos	1,085,982,101	20,187,871	927,745	155,304,318
Michel Combes	1,095,772,317	10,340,503	984,897	155,304,318
Werner Geissler	1,070,423,719	35,697,712	976,286	155,304,318
Victoria Harker	1,102,558,973	3,583,350	955,394	155,304,318
Lisa A. Hook	1,078,481,710	27,646,389	969,618	155,304,318
Kalpana Morparia	1,039,435,906	66,654,668	1,007,143	155,304,318
Jacek Olczak	1,099,128,297	7,015,968	953,452	155,304,318
Robert B. Polet	1,073,486,083	32,632,945	978,689	155,304,318
Shlomo Yanai	1,094,723,616	11,329,902	1,044,199	155,304,318

All director nominees were duly elected.

Proposal 2: Advisory Vote Approving Executive Compensation.

For	Against	Abstain	Broker Non-Vote
1,058,797,023	45,216,691	3,084,003	155,304,318

The proposal was approved on an advisory basis.

Proposal 3: Ratification of the Selection of PricewaterhouseCoopers SA as Independent Auditors for the fiscal year ending December 31, 2026.

For	Against	Abstain
1,251,525,309	9,376,645	1,500,081

The proposal was approved.

Proposal 4: Shareholder Proposal to Issue a Report on Filter Cleanup Costs and Extended Producer Responsibility Laws for Filters.

For	Against	Abstain	Broker Non-Vote
51,045,096	1,044,989,103	11,063,518	155,304,318

The proposal was defeated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
Date: May 8, 2026